Exhibit 99.1
UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Debtors: Mesa Air Group, Inc., ET AL. (1)
Case Number: Jointly Administered 10-10018 (MG)

Monthly Operating Report for the Period:
Month ended October 31, 2010

Federal Tax ID # 85-0302351

Debtors' Address:
410 N 44th Street Suite 700
Phoenix, AZ 85008

Monthly Net Income/(Loss): ($10.398) million

Debtors' Attorney:
Pachulski, Stang, Ziehl & Jones LLP
780 Third Avenue, 36th Floor
New York, NY 10017-2024
Telephone: (212) 561-7700
Fax: (212) 561-7777
http://www.pszjlaw.com

Report Preparer: Mesa Air Group, Inc.

The undersigned, having reviewed the attached report and being familiar with the Debtors'
financial affairs, verifies under the penalty of perjury that the information contained therein is complete, accurate and truthful to the best of my knowledge. (2)

Date: November 22, 2010	/s/ Mike Lotz Mike Lotz President and Chief Financial Officer

(1) See next page for a listing of Debtors by case number.
(2) All amounts herein are unaudited and subject to revision. The Debtors reserve all rights to revise this report.

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT

(1) The Debtors in these jointly administered cases are as follows:

Case
Debtor Name	Number
Mesa Air New York, Inc.	10-10017
Mesa Air Group, Inc.	10-10018
Mesa In-Flight, Inc.	10-10019
Freedom Airlines, Inc.	10-10020
Mesa Airlines, Inc.	10-10021
MPD, Inc.	10-10022
Ritz Hotel Management Corp.	10-10023
Regional Aircraft Services, Inc.	10-10024
Air Midwest, Inc.	10-10025
Mesa Air Group Airline Inventory Management, LLC	10-10030
Nilchi, Inc.	10-10027
Patar, Inc.	10-10028

Case Number: 10-10018 (MG) (Jointly Administered)

SCHEDULE OF DISBURSEMENTS

		Disbursements for	Disbursements for	Disbursements for
	Case	month ended	month ended	month ended
Debtor Name	Number	October 31, 2010	September 30, 2010	August 31, 2010
Mesa Air New York, Inc.	10-10017	-	-	-
Mesa Air Group, Inc.	10-10018	1,510,870	967,890	1,520,408
Mesa In-Flight, Inc.	10-10019	-	-	-
Freedom Airlines, Inc.	10-10020	306,684	986,910	1,681,799
Mesa Airlines, Inc.	10-10021	37,390,290	39,452,779	32,573,328
MPD, Inc.	10-10022	129,536	142,280	86,100
Ritz Hotel Management Corp.	10-10023	-	-	-
Regional Aircraft Services, Inc.	10-10024	533,859	498,269	552,482
Air Midwest, Inc.	10-10025	211	-	-
Mesa Air Group Airline Inventory Management, LLC	10-10030	8,107,204	3,345,808	6,858,455
Nilchi, Inc.	10-10027	-	-	-
Patar, Inc.	10-10028	-	-	-

		Disbursements for	Disbursements for	Disbursements for
	Case	month ended	month ended	month ended
Debtor Name	Number	July 31, 2010	June 30, 2010	May 31, 2010
Mesa Air New York, Inc.	10-10017	-	-	-
Mesa Air Group, Inc.	10-10018	1,421,392	1,852,506	2,487,310
Mesa In-Flight, Inc.	10-10019	-	-	-
Freedom Airlines, Inc.	10-10020	1,615,132	2,019,124	1,898,294
Mesa Airlines, Inc.	10-10021	42,081,014	49,986,705	36,930,775
MPD, Inc.	10-10022	107,657	136,761	151,703
Ritz Hotel Management Corp.	10-10023	-	-	-
Regional Aircraft Services, Inc.	10-10024	571,129	803,034	531,676
Air Midwest, Inc.	10-10025	342	10,500	51
Mesa Air Group Airline Inventory Management, LLC	10-10030	6,127,031	7,688,568	6,541,883
Nilchi, Inc.	10-10027	-	-	-
Patar, Inc.	10-10028	-	-	-

		Disbursements for	Disbursements for	Disbursements for
	Case	month ended	month ended	month ended
Debtor Name	Number	April 30, 2010	March 31, 2010	February 28, 2010
Mesa Air New York, Inc.	10-10017	-	-	-
Mesa Air Group, Inc.	10-10018	1,688,784	1,348,840	1,244,806
Mesa In-Flight, Inc.	10-10019	-	-	-
Freedom Airlines, Inc.	10-10020	2,339,613	2,275,702	1,945,715
Mesa Airlines, Inc.	10-10021	45,289,526	77,630,776	30,568,004
MPD, Inc.	10-10022	140,811	150,175	156,100
Ritz Hotel Management Corp.	10-10023	-	-	-
Regional Aircraft Services, Inc.	10-10024	526,302	262,892	519,981
Air Midwest, Inc.	10-10025	21	2,249	147
Mesa Air Group Airline Inventory Management, LLC	10-10030	8,900,924	7,614,996	5,833,085
Nilchi, Inc.	10-10027	-	-	-
Patar, Inc.	10-10028	-	-	-

		Disbursements for
	Case	January 5, 2010 to
Debtor Name	Number	January 31, 2010
Mesa Air New York, Inc.	10-10017	-
Mesa Air Group, Inc.	10-10018	1,128,964
Mesa In-Flight, Inc.	10-10019	-
Freedom Airlines, Inc.	10-10020	1,137,194
Mesa Airlines, Inc.	10-10021	20,791,947
MPD, Inc.	10-10022	102,356
Ritz Hotel Management Corp.	10-10023	-
Regional Aircraft Services, Inc.	10-10024	575,558
Air Midwest, Inc.	10-10025	195
Mesa Air Group Airline Inventory Management, LLC	10-10030	811,717
Nilchi, Inc.	10-10027	-
Patar, Inc.	10-10028	-

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
INDEX

Description	Page
Condensed Consolidated Debtors-in-Possession Statement of Operations for the month ended
October 31, 2010 and filing to date	5
Condensed Consolidated Debtors-in-Possession Balance Sheets as of October 31, 2010
and all subsequent periods post-petition date	8
Condensed Consolidated Debtors-in-Possession Statement of Cash Flows for the month ended
October 31, 2010 and filing to date	11
Notes to the Condensed Consolidated Monthly Operating Report	14

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS

(In $U.S. 000's)	Month ended	Month ended	Month ended	Month ended
	October 31, 2010	September 30, 2010	August 31, 2010	July 31, 2010

Revenues:
Passenger	$ 57,080	$ 60,733	$ 65,145	$ 65,917
Cargo	-	-	-	-
Other	334	456	406	425
Total Revenue	57,413	61,188	65,551	66,342

Operating Expenses:
Flight Operations (1)	14,983	14,270	16,942	17,538
Flight Operations - Nonoperating Aircraft (1)	25	1,029	1,068	2,622
Aircraft Fuel	18,283	17,392	18,643	18,190
Aircraft and traffic servicing	3,798	3,567	4,008	3,929
Maintenance	13,481	8,300	12,508	17,148
Promotion and sales	468	363	449	472
General and administrative	4,322	4,804	3,501	3,095
Depreciation and amortization	2,942	2,879	3,160	3,215
Impairment of long-lived asset	-	-	-	-
Total operating expenses	58,304	52,605	60,279	66,208

Operating Income (Loss)	(890)	8,584	5,272	134

Nonoperating income (expense)
Interest Income	370	315	370	393
Interest Expense	(1,199)	(954)	(567)	(1,316)
Other, net (Note 9)	(336)	(708)	(469)	(133)
Total Nonoperating income (expense)	(1,165)	(1,348)	(666)	(1,057)

Income (Loss) before reorganization items and income taxes	(2,055)	7,236	4,605	(923)

Income taxes	(6,322)	(44,824)	(116,776)	(16,449)
Loss (Gain) on reorganization items (Note 5) (1)	14,664	134,345	322,859	43,414

Income (Loss) before discontinued operations	(10,398)	(82,285)	(201,478)	(27,888)

Loss (Gain) from discontinued operations	-	(262)	-	-

Net Income (Loss)	(10,398)	(82,023)	(201,478)	(27,888)

The accompanying notes are an integral part of the financial statements.

(1) The majority of reorganization expense in July, August, September and October was for unsecured claims related to the rejection of aircraft leases.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS

(In $U.S. 000's)	Month ended	Month ended	Month ended	Month ended
	June 30, 2010	May 31, 2010	April 30, 2010	March 31, 2010

Revenues:
Passenger	$ 73,955	$ 65,209	$ 70,078	$ 72,669
Cargo	-	-	-	-
Other	469	424	509	474
Total Revenue	74,424	65,632	70,586	73,143

Operating Expenses:
Flight Operations (1)(2)	17,654	18,692	20,426	20,697
Flight Operations - Nonoperating Aircraft (1)(2)	752	5,790	4,615	4,512
Aircraft Fuel	17,900	18,635	18,635	18,745
Aircraft and traffic servicing	3,751	3,604	4,258	4,506
Maintenance	12,142	12,288	14,217	16,001
Promotion and sales	738	468	263	471
General and administrative	4,449	3,169	3,330	3,316
Depreciation and amortization	3,343	3,328	3,330	3,304
Impairment of long-lived asset	-	-	-	-
Total operating expenses	60,729	65,974	69,072	71,551

Operating Income (Loss)	13,695	(341)	1,514	1,592

Nonoperating income (expense)
Interest Income	441	370	381	370
Interest Expense	(1,270)	(1,349)	(1,334)	(1,381)
Other, net (Note 9)	(1,693)	(312)	(519)	244
Total Nonoperating income (expense)	(2,523)	(1,291)	(1,472)	(767)

Income (Loss) before reorganization items and income taxes	11,173	(1,632)	42	824

Income taxes	(162,400)	(1,553)	(937)	(1,373)
Loss (Gain) on reorganization items (Note 5) (3)	448,910	2,553	2,590	4,525

Income (Loss) before discontinued operations	(275,336)	(2,633)	(1,612)	(2,328)

Loss (Gain) from discontinued operations	-	-	-	-

Net Income (Loss)	(275,336)	(2,633)	(1,612)	(2,328)

The accompanying notes are an integral part of the financial statements.

(1) For presentation purposes, the March flight operation expense has been adjusted from what was reported on the March MOR to properly reflect the expense for nonoperating aircraft.
The net adjustment between the two line items is zero.

(2) In June adjustments were booked reducing lease expense for rejected aircraft leases. Actual expense in June was $17,994 for flight operations and $2,558 for flight operations - nonoperating aircraft.

(3) The majority of reorganization expense in June was for unsecured claims related to the rejection of aircraft leases.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF OPERATIONS

(In $U.S. 000's)	Month ended	January 5, 2010	Filing
	February 28, 2010	to January 31, 2010	to Date

Revenues:
Passenger	$ 65,457	$ 61,488	$ 657,728
Cargo	-	-	-
Other	463	381	4,341
Total Revenue	65,921	61,869	662,069

Operating Expenses:
Flight Operations	19,787	20,719	181,709
Flight Operations - Nonoperating Aircraft	5,291	2,163	27,865
Aircraft Fuel	14,992	15,953	177,366
Aircraft and traffic servicing	3,701	3,897	39,019
Maintenance	13,788	10,826	130,701
Promotion and sales	333	190	4,215
General and administrative	3,342	3,040	36,367
Depreciation and amortization	3,322	2,926	31,749
Impairment of long-lived asset	-	-	-
Total operating expenses	64,556	59,714	628,991

Operating Income (Loss)	1,365	2,155	33,078

Nonoperating income (expense)
Interest Income	369	322	3,700
Interest Expense	(1,565)	(1,343)	(12,279)
Other, net (Note 9)	309	(323)	(3,941)
Total Nonoperating income (expense)	(887)	(1,344)	(12,520)

Income (Loss) before reorganization items and income taxes	478	811	20,558

Income taxes	(132)	(87)	(350,853)
Loss (Gain) on reorganization items (Note 5)	854	1,060	975,774

Income (Loss) before discontinued operations	(244)	(162)	(604,364)

Loss (Gain) from discontinued operations	2	(704)	(964)

Net Income (Loss)	(246)	542	(603,400)

The accompanying notes are an integral part of the financial statements.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION BALANCE SHEETS

(In $U.S. 000's, except share data)
	October 31, 2010	September 30, 2010	August 31, 2010	July 31, 2010

ASSETS
Current Assets:
Cash and cash equivalents	60,482	57,733	58,207	53,275
Short-term investments	1,681	-	1,478	1,405
Restricted investments	9,692	9,692	10,351	11,125
Receivables, net of allowance	6,088	6,278	19,458	17,962
Inventories, net of allowance	27,000	26,636	26,840	27,872
Prepaid expenses and other assets	96,269	95,320	111,230	132,124
Total current assets	201,212	195,659	227,565	243,763

Property and equipment, net	494,442	496,856	515,264	537,707
Security and other deposits	6,433	6,430	7,329	7,929
Other assets (1)	478,177	476,879	431,586	134,127
Total Assets	1,180,264	1,175,823	1,181,745	923,525

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities not subject to compromise:
Current Liabilities:
Accounts payable (Note 7)	6,622	5,891	3,638	1,990
Air traffic liability	5,171	4,950	4,653	4,276
Other accrued expenses	52,890	42,611	54,587	52,174
Income tax payable (1)	2,597	2,586	2,217	(180,339)
Deferred revenue and other current liabilities	-	-	-	-
Total current liabilities not subject to compromise	67,279	56,039	65,095	(121,899)

Deferred credits and other liabilities	57,827	59,107	95,672	96,435
Long term deferred income tax	156,719	156,719	156,719	156,719
Other long-term debt post petition	-	-	-	-
Total liabilities not subject to compromise	214,546	215,827	252,391	253,154

Liabilities subject to compromise (Note 6)	1,396,368	1,388,378	1,269,227	995,476
Total liabilities	1,678,194	1,660,244	1,586,713	1,126,731

Stockholders' equity:
Preferred stock, no par value, authorized
2,000,000 shares; none issued	-	-	-	-
Common stock, no par value and additional paid-in capital,
900,000,000 shares authorized; 175,217,249 and
175,217,249 shares issued and outstanding, respectively	115,500	118,676	118,676	118,676
Deferred Stock Compensation	1,732	1,667	1,634	1,658
Retained Earnings	(615,162)	(604,764)	(525,279)	(323,540)
Total stockholders' equity	(497,930)	(484,421)	(404,968)	(203,206)

Total liabilities and stockholders' equity	1,180,264	1,175,823	1,181,745	923,525

The accompanying notes are an integral part of the financial statements.

(1) For presentation purposes income taxes payable have been moved from the Income tax payable line item in current liabilities to Other assets as income taxes payable are an asset as of August 2010.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION BALANCE SHEETS

(In $U.S. 000's, except share data)
	June 30, 2010	May 31, 2010	April 30, 2010	March 31, 2010

ASSETS
Current Assets:
Cash and cash equivalents	52,165	60,833	57,484	54,109
Short-term investments	-	1,258	850	-
Restricted investments	11,117	11,341	11,348	10,971
Receivables, net of allowance	17,307	8,024	6,694	9,766
Inventories, net of allowance	27,670	27,631	27,776	27,352
Prepaid expenses and other assets	129,831	127,244	140,167	147,607
Total current assets	238,090	236,333	244,319	249,806

Property and equipment, net	540,650	546,281	547,983	550,505
Security and other deposits	8,393	12,192	12,192	12,192
Other assets	134,389	133,713	134,156	133,884
Total Assets	921,522	928,518	938,650	946,387

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities not subject to compromise:
Current Liabilities:
Accounts payable (Note 7)	3,220	3,415	4,061	5,912
Air traffic liability	4,767	4,909	4,140	4,146
Other accrued expenses	40,641	48,317	49,207	49,282
Income tax payable	(164,192)	(1,774)	(216)	231
Deferred revenue and other current liabilities	-	-	-	-
Total current liabilities not subject to compromise	(115,564)	54,868	57,192	59,570

Deferred credits and other liabilities	97,989	97,388	99,738	101,968
Long term deferred income tax	156,719	156,719	156,719	156,719
Other long-term debt post petition	-	-	-	-
Total liabilities not subject to compromise	254,708	254,107	256,457	258,688

Liabilities subject to compromise (Note 6)	957,716	519,577	522,435	524,868
Total liabilities	1,096,860	828,552	836,085	843,126

Stockholders' equity:
Preferred stock, no par value, authorized
2,000,000 shares; none issued	-	-	-	-
Common stock, no par value and additional paid-in capital,
900,000,000 shares authorized; 175,217,249 and
175,217,249 shares issued and outstanding, respectively	118,676	118,676	118,676	118,676
Deferred Stock Compensation	1,637	1,605	1,571	1,555
Retained Earnings	(295,652)	(20,316)	(17,683)	(16,971)
Total stockholders' equity	(175,338)	99,966	102,565	103,261

Total liabilities and stockholders' equity	921,522	928,518	938,650	946,387

The accompanying notes are an integral part of the financial statements.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION BALANCE SHEETS

(In $U.S. 000's, except share data)
	February 28, 2010	January 31, 2010

ASSETS
Current Assets:
Cash and cash equivalents	78,707	67,471
Short-term investments	873	885
Restricted investments	11,660	12,764
Receivables, net of allowance	15,600	10,130
Inventories, net of allowance	27,329	27,267
Prepaid expenses and other assets	125,212	141,547
Total current assets	259,380	260,063

Property and equipment, net	550,459	552,378
Security and other deposits	11,787	11,786
Other assets	134,057	133,964
Total Assets	955,683	958,191

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities not subject to compromise:
Current Liabilities:
Accounts payable (Note 7)	4,634	4,817
Air traffic liability	4,151	3,791
Other accrued expenses	42,205	41,659
Income tax payable	3,460	3,597
Deferred revenue and other current liabilities	-	-
Total current liabilities not subject to compromise	54,450	53,863

Deferred credits and other liabilities	102,581	104,612
Long term deferred income tax	156,719	156,719
Other long-term debt post petition	-	-
Total liabilities not subject to compromise	259,300	261,332

Liabilities subject to compromise (Note 6)	536,132	537,002
Total liabilities	849,882	852,196

Stockholders' equity:
Preferred stock, no par value, authorized
2,000,000 shares; none issued	-	-
Common stock, no par value and additional paid-in capital,
900,000,000 shares authorized; 175,217,249 and
175,217,249 shares issued and outstanding, respectively	118,676	118,676
Deferred Stock Compensation	1,469	1,417
Retained Earnings	(14,345)	(14,098)
Total stockholders' equity	105,801	105,995

Total liabilities and stockholders' equity	955,683	958,191

The accompanying notes are an integral part of the financial statements.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS

(In $U.S. 000's)	Month ended	Month ended	Month ended	Month ended
	October 31, 2010	September 30, 2010	August 31, 2010	July 31, 2010

Cash flows from operating activities:
Net income (loss) from continuing operations	$ (10,398)	$ (82,285)	$ (201,478)	$ (27,888)
Net income (loss) from discontinued operations	$ -	$ 262	$ -	$ -
Net income (loss)	$ (10,398)	$ (82,023)	$ (201,478)	$ (27,888)

Adjustments to reconcile net income/(loss) to net cash used
in operating activities:
Depreciation and amortization	2,942	2,879	3,160	3,215
Impairment charges	-	-	-	-
Amortization of deferred credits	(794)	(34,949)	(870)	(1,565)
Amortization of restricted stock awards	65	33	(23)	21
Amortization of contract incentive payments	24	27	27	27
Provision for obsolete expendable parts and supplies	105	136	477	107
Changes in operating assets and liabilities:
Net (purchases) sales of investment securities	(1,681)	1,478	(73)	(1,405)
Receivables	190	13,181	(1,496)	(644)
Expendable parts and supplies	(469)	67	555	(308)
Prepaid expenses and other assets	(1,623)	15,910	20,894	(2,254)
Other assets	50	-	690	50
Accounts Payable	9,960	(11,215)	456	10,882
Income taxes payable	(6,311)	(44,252)	(117,413)	(16,148)
Air traffic liability	-	-	-	-
Other accrued liabilities	14,661	149,831	343,235	42,388
Net cash provided by (used in) operating activities	6,722	11,104	48,142	6,476

Cash flows from reorganization activities
Net cash provided by (used in) reorganization activities	(12,879)	(134,345)	(322,877)	(43,414)

Total net cash provided by (used in) operating activities	(6,157)	(123,241)	(274,735)	(36,938)

Cash flows from investing activities:
Capital expenditures	(922)	(1,607)	1,762	-
Proceeds from sale of flight equipment and expendable inventory
Change in restricted cash	-	659	774	(8)
Equity method investment	353	637	128	151
Investment deposits	-	-	-	-
Change in other assets	1,412	1	156	7
Net returns (payments) of lease and equipment deposits	(3)	899	599	(90)
Net cash (used in) provided by investing activities	841	588	3,419	60

Cash flows from financing activities:
Unsecured claims for rejected aircrafts	10,883	124,701	279,150	40,587
Principal payments on long-term borrowings	(2,817)	(2,523)	(2,902)	(2,599)

Net cash (used in) provided by financing activities	8,066	122,178	276,248	37,988

Increase (decrease) in cash and cash equivalents	2,749	(474)	4,932	1,110

Cash and cash equivalents at beginning of period	57,733	58,207	53,275	52,165

Cash and cash equivalents at end of period	60,482	57,733	58,207	53,275

The accompanying notes are an integral part of the financial statements.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS

(In $U.S. 000's)	Month ended	Month ended	Month ended	Month ended
	June 30, 2010	May 31, 2010	April 30, 2010	March 31, 2010

Cash flows from operating activities:
Net income (loss) from continuing operations	$ (275,336)	$ (2,633)	$ (1,612)	$ (2,328)
Net income (loss) from discontinued operations	$ -	$ -	$ -	$ -
Net income (loss)	$ (275,336)	$ (2,633)	$ (1,612)	$ (2,328)

Adjustments to reconcile net income/(loss) to net cash used
in operating activities:
Depreciation and amortization	3,343	3,328	3,330	3,304
Impairment charges	-	-	-	-
Amortization of deferred credits	(494)	(1,357)	(1,363)	(512)
Amortization of restricted stock awards	32	33	16	86
Amortization of contract incentive payments	27	27	27	27
Provision for obsolete expendable parts and supplies	155	301	122	148
Changes in operating assets and liabilities:
Net (purchases) sales of investment securities	1,258	(408)	(850)	873
Receivables	(9,283)	(1,331)	3,072	5,834
Expendable parts and supplies	(195)	(155)	(546)	(171)
Prepaid expenses and other assets	(5,165)	12,922	7,441	(22,396)
Other assets	50	50	188	50
Accounts Payable	(6,948)	(1,398)	(1,270)	5,219
Income taxes payable	(162,418)	(1,557)	(447)	(3,230)
Air traffic liability	-	-	-	-
Other accrued liabilities	452,445	2,005	1,259	(2,339)
Net cash provided by (used in) operating activities	(2,526)	9,828	9,367	(15,435)

Cash flows from reorganization activities
Net cash provided by (used in) reorganization activities	(448,910)	(2,553)	(2,590)	(1,186)

Total net cash provided by (used in) operating activities	(451,436)	7,275	6,777	(16,621)

Cash flows from investing activities:
Capital expenditures	2,314	(1,599)	(781)	(3,324)
Proceeds from sale of flight equipment and expendable inventory		-	-	-
Change in restricted cash	225	7	(377)	688
Equity method investment	(785)	334	516	(238)
Investment deposits	-	-	-	-
Change in other assets	5	6	(130)	9
Net returns (payments) of lease and equipment deposits	(14)	-	-	(404)
Net cash (used in) provided by investing activities	1,745	(1,253)	(772)	(3,269)

Cash flows from financing activities:
Unsecured claims for rejected aircrafts	443,717	-	-	-
Principal payments on long-term borrowings	(2,695)	(2,673)	(2,629)	(4,708)

Net cash (used in) provided by financing activities	441,023	(2,673)	(2,629)	(4,708)

Increase (decrease) in cash and cash equivalents	(8,668)	3,350	3,375	(24,598)

Cash and cash equivalents at beginning of period	60,833	57,484	54,109	78,707

Cash and cash equivalents at end of period	52,165	60,833	57,484	54,109

The accompanying notes are an integral part of the financial statements.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
MONTHLY OPERATING REPORT
CONDENSED CONSOLIDATED DEBTORS-IN-POSSESSION STATEMENT OF CASH FLOWS

(In $U.S. 000's)	Month ended	January 5, 2010	Filing
	February 28, 2010	to January 31, 2010	to Date

Cash flows from operating activities:
Net income (loss) from continuing operations	$ (248)	$ (162)	$ (604,367)
Net income (loss) from discontinued operations	$ 2	$ 704	$ 968
Net income (loss)	$ (246)	$ 542	$ (603,399)

Adjustments to reconcile net income/(loss) to net cash used
in operating activities:
Depreciation and amortization	3,323	3,362	32,186
Impairment charges	-	(1,080)	(1,080)
Amortization of deferred credits	(1,464)	(1,338)	(44,706)
Amortization of restricted stock awards	52	65	381
Amortization of contract incentive payments	27	27	270
Provision for obsolete expendable parts and supplies	108	127	1,787
Changes in operating assets and liabilities:			-
Net (purchases) sales of investment securities	12	(885)	(1,681)
Receivables	(5,470)	3,626	7,680
Expendable parts and supplies	(170)	(13)	(1,406)
Prepaid expenses and other assets	16,335	19,133	61,199
Other assets	50	50	1,228
Accounts Payable	1,098	9,026	15,810
Income taxes payable	(137)	569	(351,343)
Air traffic liability	-	-	-
Other accrued liabilities	916	9,188	1,013,589
Net cash provided by (used in) operating activities	14,435	42,399	130,512

Cash flows from reorganization activities
Net cash provided by (used in) reorganization activities	(854)	(1,060)	(970,668)

Total net cash provided by (used in) operating activities	13,581	41,339	(840,157)

Cash flows from investing activities:
Capital expenditures	(1,378)	(1,538)	(7,073)
Proceeds from sale of flight equipment and expendable inventory	-	-	-
Change in restricted cash	1,104		3,071
Equity method investment	(213)	340	1,222
Investment deposits	-	-	-
Change in other assets	16	11	1,493
Net returns (payments) of lease and equipment deposits	(1)	(47)	939
Net cash (used in) provided by investing activities	(471)	(1,235)	(347)

Cash flows from financing activities:
Unsecured claims for rejected aircrafts	-	-	899,038
Principal payments on long-term borrowings	(1,874)	(1,867)	(27,285)

Net cash (used in) provided by financing activities	(1,874)	(1,867)	871,753

Increase (decrease) in cash and cash equivalents	11,236	38,238	31,249

Cash and cash equivalents at beginning of period	67,471	29,233	29,233

Cash and cash equivalents at end of period	78,707	67,471	60,482

The accompanying notes are an integral part of the financial statements.

Case Number: 10-10018 (MG) (Jointly Administered)

MESA AIR GROUP, INC., ET AL.
 NOTES TO MONTHLY OPERATING REPORT

1. Background and Organization

General - Mesa Air Group, Inc. ("Mesa" or the "Company") is a holding company whose principal subsidiaries operate as regional air carriers providing scheduled passenger and airfreight service. As of October 31, 2010, the Company served 88 cities in 34 states, the District of Columbia, Canada, and Mexico and operated a fleet of 77 aircraft with approximately 460 daily departures.

Chapter 11 Reorganization Cases - On January 5, 2010 (the "Petition Date"), Mesa Air Group, Inc. and its eleven subsidiaries (the "Debtors") filed voluntary petitions for relief under chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Court"). The Debtors continue to operate their businesses as "debtors-in-possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. On January 14, 2010, the Office of the United States Trustee for the Southern District of New York appointed a statutory committee of unsecured creditors.

2. Basis of Presentation

Condensed Consolidated Debtor-in-Possession Financial Statements - The unaudited financial statements and supplemental information contained herein represent the condensed consolidated financial information for the Debtors. The results of operations for the period from January 5, 2010 to January 31, 2010 were estimated based upon estimates that included the use of statistical data, processed revenue, fuel purchases and a pro-ration of calendar days within the month of January. Amounts presented in the unaudited Statement of Cash Flows for the period from January 5, 2010 to January 31, 2010 were based on estimated asset and liability balances as of the filing date and actual balances as of January 31, 2010, as well as the aforementioned estimated results of operations for the period from January 5, 2010 to January 31, 2010.

American Institute of Certified Public Accountants Statement of Position 90-7, "Financial Reporting by Entities in Reorganization under the Bankruptcy Code" ("SOP 90-7"), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does, however, require that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. The Debtors' financial statements contained herein have been prepared in accordance with the guidance in SOP 90-7. Further information concerning the Debtors' accounting policies will be found in the footnotes to our Annual Report on Form 10-K for the period ended September 30, 2009 once filed and subsequent filings on Form 10-Q when filed with the United States Securities and Exchange Commission.

The unaudited consolidated financial statements have been derived from the books and records of the Debtors. Certain financial information, however, has not been subject to procedures that typically would be applied to financial information presented in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP") and, upon the application of such procedures, the Debtors believe that the financial information will be subject to changes. These changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that typically would be made for quarterly financial statements in accordance with U.S. GAAP. Certain prepaid balances and pre- and post- petition trade accounts payable balances are subject to further review and reclassification. In addition, certain information and footnote disclosures normally included in financial statements prepared in accordance with U.S. GAAP have been condensed or omitted. Therefore, this report should be read in conjunction with our consolidated financial statements and notes thereto included in our Annual Report on Form 10-K for the period ended September 30, 2009 once filed and subsequent filings on Form 10-Q when filed with the United States Securities and Exchange Commission.

The results of operations contained herein are not necessarily indicative of results that may be expected from any other period or for the full year, and may not necessarily reflect the consolidated results of operations, financial position and cash flows of the Debtors in the future.

Case Number: 10-10018 (MG) (Jointly Administered)

Intercompany Transactions - Intercompany transactions between Debtors have been eliminated in the financial statements contained herein.

Property and Equipment, net - Recorded at cost net of accumulated deprecation.

Taxes - Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in future years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company records deferred tax assets for the value of benefits expected to be realized from the utilization of alternative minimum tax credit carry forward, capital loss carryforward and state and federal net operating loss carryforward. We periodically review these assets to determine the likelihood of realization. To the extent we believe some portion of the benefit may not be realizable, an estimate of the unrealized position is made and an allowance recorded. The Company and its consolidated subsidiaries file a consolidated federal income tax return. As of October 31, 2010, the Company estimated an effective tax rate of 36.85%.

The Debtors have received approval to pay pre-petition employee withholding obligations in addition to employment and wage-related taxes, sales and use taxes, and certain other taxes due in the normal course of business through certain first day motions. As such, the Debtors have paid such taxes when due. In addition, all post-petition tax obligations have been fully paid to the proper taxing authorities to the extent they were due during the current reporting period.

Further, employee withholding obligations are pre-funded by the Debtors and paid directly by the Debtors' payroll contractor, Automatic Data Processing, Inc. ("ADP"). Thus, no further information regarding taxes is included in this report.

3. Insurance

All insurance premiums have been paid to the proper insurance company or broker when due during the current reporting period, and all insurance policies are in force as of the filing of this report.

4. Cash Management System & Use of Cash

The Court has entered orders authorizing the Debtors to continue to use their existing cash management system including: (i) investment guidelines; (ii) maintenance of existing bank accounts and business forms; and (iii) the authorization to open and close bank accounts. The Debtors are continuing to collect and disburse cash since the Petition Date using the existing cash management system, as modified to comply with applicable orders of the Court.

Case Number: 10-10018 (MG) (Jointly Administered)

5. Reorganization items

SOP 90-7 requires separate disclosure of reorganization items such as realized gains and losses from the settlement of pre-petition liabilities, provisions for losses resulting from the reorganization and restructuring of the business, as well as professional fees directly related to the process of reorganizing the Debtors under Chapter 11. The Debtors' reorganization items consist of the following:

(In $U.S. 000's)
	Month ending	Month ending	Month ending	Month ending
	October 31, 2010	September 30, 2010	August 31, 2010	July 31, 2010
Professional fees directly related to reorganization	$ 949	$ 1,063	$ 1,048	$ 465
Loss on rejection of aircraft leases (1)	12,870	129,427	309,361	26,384
Loss on sale-leaseback transactions		-	-	-
Write-off of debt issuance cost		-	-	-
Cost related to the early return and sale of aircraft	413	509	2,012	1,231
Abandonment of real property (1)		-	-	215
Write off of LOC for engine lease termination & return of aircraft		-	774	-
Write-off engine lease termination expenses	432	3,545	9,665	15,119
Other	-	(199)	-	-
Total loss/(gain) on reorganization items	14,664	134,345	322,859	43,414

	Month ending	Month ending	Month ending	Month ending
	June 30, 2010	May 31, 2010	April 30, 2010	March 31, 2010
Professional fees directly related to reorganization	$ 1,059	$ 691	$ 2,590	$ 1,186
Loss on rejection of aircraft leases	446,630	-	-	-
Loss on sale-leaseback transactions	-	-	-	-
Write-off of debt issuance cost	-	-	-	-
Cost related to the early return and sale of aircraft	1,221	1,862	-	-
Abandonment of real property	-	-	-	-
Write off of LOC for engine lease termination & return of aircraft	-	-	-	2,027
Write-off engine lease termination expenses	-	-	-	1,312
Other	-	-	-	-
Total loss/(gain) on reorganization items	448,910	2,553	2,590	4,525

		January 5, 2010
	Month ending	to	Filing to
	February 28, 2010	January 31, 2010	Date
Professional fees directly related to reorganization	$ 854	$ 1,060	$ 10,965
Loss on rejection of aircraft leases	-	-	$ 924,672
Loss on sale-leaseback transactions	-	-	$ -
Write-off of debt issuance cost	-	-	$ -
Cost related to the early return and sale of aircraft	-	-	$ 7,248
Abandonment of real property	-	-	$ 215
Write off of LOC for engine lease termination & return of aircraft	-	-	$ 2,801
Write-off engine lease termination expenses	-	-	$ 30,072
Other	-	-	$ (199)
Total loss/(gain) on reorganization items	854	1,060	975,775

(1) For presentation purposes the abandonment of real property and loss on rejection of aircraft leases in July were adjusted to properly reflect these transactions.
The net adjustment between the two line items is zero.

Professional fees directly related to the reorganization ("Professional Fees") include fees associated with advisors to the Debtors, the statutory committee of unsecured creditors and certain secured creditors. Professional Fees are estimated by the Debtors and will be reconciled to actual invoices when received.

Of the 93 aircrafts that have either been rejected or abandoned since the approval of the Rejection Procedures (as defined below), the Debtors have booked the damages arising from the rejection/abandonment of 92 of these aircraft and estimated them to be approximately $910,000,000, which amount is subject to the final settlement between the Debtors and the applicable aircraft parties.

Case Number: 10-10018 (MG) (Jointly Administered)

6. Liabilities Subject to Compromise

As a result of the Chapter 11 Filings, most pre-petition indebtedness is subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise affect payment of pre-Chapter 11 liabilities are stayed. At hearings held in January and February, the Court granted final approval of many of the Debtors' "first day" motions covering, among other things, human capital obligations, supplier relations (including fuel supply and fuel contracts), insurance, customer relations, business operations, certain tax matters, industry agreements, utilities, case management and retention of professionals.

The Debtors have been paying and intend to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Debtors may reject pre-petition executory contracts and unexpired leases with respect to the Debtors' operations, with the approval of the Bankruptcy Court. Damages resulting from rejection of executory contracts and unexpired leases are generally treated as general unsecured claims and will be classified as liabilities subject to comprise. Holders of pre-petition claims will be required to file proofs of claims by a bar date to be determined by the Court. The deadline for the filing of proofs of claims against the Debtors was May 21, 2010, with certain exceptions pursuant to the bar date order entered by the Court.

A bar date is the date by which claims against the Debtors must be filed if the claimants wish to receive any distribution in the Chapter 11 cases. Differences between liability amounts estimated by the Debtors and claims filed by creditors will be investigated and, if necessary, the Court will make a final determination of the allowable claim. The determination of how liabilities will ultimately be treated cannot be made until the Court approves a Chapter 11 plan of reorganization. Accordingly, the ultimate amount or treatment of such liabilities is not determinable at this time.

SOP 90-7 requires pre-petition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts. The amounts currently classified as liabilities subject to compromise may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events.

Case Number: 10-10018 (MG) (Jointly Administered)

Liabilities Subject to Compromise consist of the following:

(In $U.S. 000's)
	Oct 31,	Sep 30,	Aug 31,	July 31,
	2010	2010	2010	2010
Accounts payable and other accrued expenses	$ 62,781	$ 62,832	$ 62,745	$ 64,373
Accrued interest expense	4,041	4,023	4,055	4,803
Write-off of debt issuance cost	-	-	-	-
Secured aircraft debt	365,245	367,935	370,797	373,381
Other secured debt	5,695	5,908	8,693	9,174
Unsecured debt	32,321	32,321	32,321	32,321
Bankruptcy related unsecured claims	910,210	899,553	775,751	498,402
Bankruptcy related admin claims	6,975	6,750	5,850	4,050
Convertible bonds (1)	9,100	9,057	9,014	8,972
Total liabilities subject to compromise	1,396,368	1,388,378	1,269,227	995,476

	June 30,	May 31,	April 30,
	2010	2010	2010
Accounts payable and other accrued expenses	$ 63,388	$ 62,058	$ 62,364
Accrued interest expense	4,805	4,997	4,914
Write-off of debt issuance cost	-	-	-
Secured aircraft debt	379,490	382,100	384,767
Other secured debt	10,369	10,377	10,385
Unsecured debt	32,321	51,158	51,160
Bankruptcy related unsecured claims	454,439	-	-
Bankruptcy related admin claims	3,975	-	-
Convertible bonds (1)	8,930	8,888	8,846
Total liabilities subject to compromise	957,716	519,577	522,435

	March 31,	February 28,	January 31,
	2010	2010	2010
Accounts payable and other accrued expenses	$ 62,316	$ 68,090	$ 66,810
Accrued interest expense	4,903	5,937	6,197
Write-off of debt issuance cost	-	-	-
Secured aircraft debt	387,289	391,771	393,692
Other secured debt	10,393	10,407	10,414
Unsecured debt	51,163	59,928	59,889
Bankruptcy related unsecured claims	-	-	-
Bankruptcy related admin claims	-	-	-
Convertible bonds (1)	8,804	-	-
Total liabilities subject to compromise	524,868	536,132	537,002

(1) Convertible bonds were listed under unsecured debt in January and February 2010.

Liabilities subject to compromise include trade accounts payable related to pre-petition purchases, all of which were scheduled for payment in the post-petition period. As a result, the cash flows from operations were favorably affected by the stay of payment related to these accounts payable.

Of the 93 aircraft that have either been rejected or abandoned since the approval of the Rejection Procedures (as defined below), the Debtors have booked the damages arising from the rejection/abandonment of 92 of these aircraft and estimated them to be approximately $910,000,000, which amount is subject to the final settlement between the Debtors and the applicable aircraft parties.

7. Post-petition Accounts Payable

To the best of the Debtors' knowledge, all undisputed post-petition accounts payable have been and are being paid under agreed-upon payment terms except for approximately $6.6 million of invoices received, not yet paid, as of October 31, 2010.

Case Number: 10-10018 (MG) (Jointly Administered)

8. Owned and Leased Aircraft

On January 26, 2010, the Court approved the abandonment of twenty (20) Beech 1900D aircraft and related airframe, engines, propellers, avionics and all other equipment, parts and components installed in or on, or acceded to, or associated with the related aircraft and the rejection of five (5) aircraft engine leases.  On February 23, 2010, the Court approved procedures for the rejection of aircraft related leases and the abandonment of aircraft subject to security agreements (the "Rejection Procedures").  Since the approval of the Rejection Procedures, the Debtors have filed twenty-three (23) notices of rejection with respect to the leases of seven (7) aircraft engines and ninety-three (93) aircraft.

The Debtors continue to evaluate their aircraft fleet and will address the remaining leased and owned as necessary.  During this time, the Debtors continue to accrue lease and interest expenses in accordance with pre-petition contracts until the lease or debt agreements are rejected or abandoned, as the case may be, and new leases or debt agreements are finalized and approved by the Court.  The line item labeled Flight Operations - Nonoperating Aircraft includes lease expense related to aircraft currently not in operation.

9. Other, Net

Other, Net includes gain / (loss) on disposal of assets, debt conversion expense, recognition of our share of gain/(loss) in our Hawaiian joint venture and other miscellaneous expenses. This total excludes gains / (losses) on minority investments that are reported quarterly.

10. Payments to Insiders

Of the total disbursements listed herein, the amounts paid to insiders during the current reporting period are as follows:

Name	Type of Payment	Amount Paid (Oct 1 - Oct 31)
Lotz,Michael J	Wages / Expenses	31,489.35
Ornstein,Jonathan G	Wages / Expenses	27,871.57
Gust,Eric W	Wages / Expenses	14,306.61
Gillman,Brian S	Wages / Expenses	13,115.44
Kranzow,Keith C	Wages / Expenses	11,530.46
Foley,Paul F	Wages / Expenses	11,085.61
Butler,David K	Wages / Expenses	10,961.51
Swigart,James	Wages / Expenses	10,800.00
Appling,Gary W	Wages / Expenses	8,615.39
Gomes,Edward P	Wages / Expenses	6,538.46
Pappaioanou,Chris J	Wages / Expenses	6,473.08
Brown, Kenley B	Wages / Expenses	5,923.08
Hornberg,Robert A	Wages / Expenses	5,538.52
Ferverda,Michael L	Wages / Expenses	4,230.77
Gumm,Ryan J	Wages / Expenses	678.36
Thayer, Richard	Wages / Expenses	500.00
Beleson,Robert	Wages / Expenses	500.00
Altobello,Daniel	Wages / Expenses	500.00
Manson III,Joseph	Wages / Expenses	500.00
Nostrand,Peter	Wages / Expenses	500.00
Parker,Maurice	Wages / Expenses	500.00
Bonilla,Carlos	Wages / Expenses	500.00
		$172,658.21

Case Number: 10-10018 (MG) (Jointly Administered)